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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549
                             ----------------------


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                Date of Report (Date of earliest event reported)
                                  April 4, 2001

                          BEACON CAPITAL PARTNERS, INC.
                          -----------------------------
               (Exact Name of Registrant as Specified in Charter)


         Maryland                    000-24905                  04-3403281
  ------------------------       -------------------         -----------------
(State or Other Jurisdiction   (Commission File Number)        (IRS Employer
   of Incorporation)                                         Identification No.)


          One Federal Street, 26th Floor, Boston, Massachusetts, 02110
          ------------------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)


       Registrant's telephone number, including area code: (617) 457-0400
                                 --------------


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ITEM 5.  OTHER EVENTS

On April 4, 2001, Beacon Capital Partners, Inc. (the "Company") issued a press release announcing that the stockholders of the Company, at a Special Meeting held on April 4, 2001, voted to approve a proposal authorizing the Company to enter into a transaction or series of transactions which may result in the Company selling, transferring or exchanging all or substantially all of its assets. At the Special Meeting, the stockholders of the Company did not adopt a proposal to amend the Company's charter to eliminate stockholders' appraisal rights.

The following chart summarizes the vote at the Special Meeting.

                                      FOR                          AGAINST
ASSET SALE PLAN                   15,217,828                      2,129,083

CHARTER AMENDMENT                 12,860,835                      4,486,076

Two-thirds of the shares entitled to be cast, or 14,487,259 shares, were necessary to approve each of these proposals.


ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

        (c) Exhibits

        Exhibit 99.1 - Press Release of Beacon Capital Partners, Inc., dated
                       April 4, 2001


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                                          BEACON CAPITAL PARTNERS, INC.


Date:  April 5, 2001                      By: /s/ Randy J. Parker
                                              ----------------------------------
                                              Randy J. Parker
                                              Senior Vice President and
                                              Chief Financial Officer


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                                  EXHIBIT INDEX

EXHIBIT NO.     DESCRIPTION

Exhibit 99.1    Press Release of Beacon Capital Partners, Inc., dated
                April 4, 2001